Securities and Exchange Commission

                             Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): March 31, 1999





                   MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



              Delaware                  033-20022                 52-1558094
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)



     10400 Fernwood Road, Bethesda, MD                           20817-1109
  (Address of principal executive office)                        (Zip Code)


        Registrant's telephone number, including area code: 301-380-2070





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ITEM 5.       OTHER EVENTS

On May 17, 1999, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Annual Report on Form 10-K. Such a letter is being filed as an exhibit to this Current Report on Form 8-K.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)     Exhibits

99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the Year Ended December 31, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on this 24th day of May, 1999.


                             MARRIOTT RESIDENCE INN
                               LIMITED PARTNERSHIP

                                    By:     RIBM ONE LLC
                                            General Partner



   May 24, 1999                     By:      /s/ Earla L. Stowe
                                             ------------------
                                    Name:    Earla L. Stowe
                                    Title:   Vice President

                                  EXHIBIT INDEX


  Exhibit No.:        Description:

  99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Annual Report on Form 10-K for the year Ended December 31, 1998.